Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Investment Corporation (the "Investment Corp.") on Form N-CSR for the semi-annual period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Chairman of the Board, President and Chief Executive Officer of the Investment Corp., certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp. for the period ended June 30, 2004.

Dated: August 30, 2004

                                     /s/ MANFRED ALTSTADT
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Chairman of the Board,
                                     President and Chief Executive Officer of
                                     Mutual of America Investment Corporation